UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2009
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Sam Houston Parkway East Suite 400 Houston, Texas (Address of principal executive offices)		77060 (Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     In connection with the announcement of Helix’s intention to commence an underwritten secondary public offering of 20.0 million shares of common stock of Cal Dive International, Inc. (“Cal Dive”), its majority owned subsidiary (the “Offering”), on May 29, 2009, Helix entered into a definitive stock repurchase agreement (the “Stock Repurchase Agreement”) with Cal Dive to sell directly to Cal Dive that number of shares of Cal Dive’s common stock equal to $14 million divided by the per share price at which Helix sells the shares in the Offering. The Offering also includes an option for the underwriters to purchase an additional 3.0 million shares to cover over-allotments, if any.
     Upon closing of the Offering and the consummation of the Stock Repurchase Agreement, Helix will cease to own a majority of Cal Dive’s common stock.
     The foregoing description of the provisions of the Stock Purchase Agreement is qualified in its entirety by reference to the full and complete terms of the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Stock Repurchase Agreement has been included to provide investors with information regarding its terms, and is not intended to provide any other factual information about any of the parties thereto.
Item 7.01 Regulation FD Disclosure.
     On June 1, 2009, Helix issued a press release announcing its commencement of the Offering and Helix’s entry into the Stock Repurchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Number	Description

10.1	Stock Repurchase Agreement, dated May 29, 2009 between Cal Dive International, Inc. and Helix Energy Solutions Group, Inc.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated June 1, 2009 regarding the commencement of the Offering.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2009

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Stock Repurchase Agreement, dated May 29, 2009 between Cal Dive International, Inc. and Helix Energy Solutions Group, Inc.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated June 1, 2009 regarding the commencement of the Offering.